UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. 1)

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( )  Preliminary Proxy Statement     ( )  Confidential for Use of
                                          the Commission Only (as
( )  Definitive Proxy Statement           permitted by Rule
                                          14a-6(e)(2))
(x)  Definitive Additional Materials
( )  Soliciting Material Pursuant to (Section)240.14a-11(c) or
     (Section)240.14a-12

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     or item 22(a)(2) of Schedule 14A.
( )  $500 per each party to the contoversy pursuant to Exchange Act

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   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the
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   4) Proposed maximum aggregate value of transaction:

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   DEFINITIVE PROXY STATEMENT